QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2005

Qwest Communications International Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15577 (Commission File Number)	84-1339282 (IRS Employer Identification No.)
1801 California Street, Denver, Colorado (Address of Principal Executive Offices)	80202 (Zip Code)

(303) 992-1400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Qwest Corporation
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

001-03040 (Commission File Number)	84-0273800 (IRS Employer Identification No.)
1801 California Street, Denver, Colorado (Address of Principal Executive Offices)	80202 (Zip Code)

(303) 992-1400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On June 7, 2005, Qwest Communications International Inc. ("QCII") issued a press release announcing that it and its wholly-owned subsidiary, Qwest Corporation ("QC" and together with QCII, "we" or "us" or "our"), are offering an expected $1.25 billion aggregate principal amount of senior debt securities in private placements to be conducted pursuant to Rule 144A under the Securities Act of 1933, as amended. On June 8, 2005, QCII issued a press release announcing that it and QC had priced the offering and increased the size of the offering to $1.75 billion aggregate principal amount. The securities will be issued in three series (collectively, the "Notes"):

  •
  A nine-year senior note series priced to yield 8.875 percent with an aggregate principal amount of $600 million at QCII;

  •
  A ten-year senior note series priced at 7.625 percent with an aggregate principal amount of $400 million at QC; and

  •
  An eight-year senior note series with a floating interest rate determined by LIBOR (London Interbank Offered Rate) plus 325 basis points, with an aggregate principal amount of $750 million at QC.

        The sale of the Notes is expected to close on June 17, 2005, subject to customary closing conditions.

        In connection with the pricing of the Notes, QCII and QC each entered into Purchase Agreements, dated June 8, 2005, with the initial purchasers listed therein.

        The net proceeds of the offering will be used for general corporate purposes, including repayment of indebtedness, and funding and refinancing investments in the company and its subsidiaries' telecommunications assets.

        Copies of the press releases announcing the offering and the pricing and upsizing of the offering are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

        The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

        On June 7, 2005, QCII issued a press release announcing that QC and Qwest Services Corporation, a wholly owned subsidiary of QCII, have commenced fixed spread cash tender offers for:

  •
  any and all of the outstanding QC 6 5/8% Notes due 2005;

  •
  any and all of the outstanding QC 6 1/8% Notes due November 15, 2005; and

  •
  any and all of the outstanding Qwest Services Corporation 13.00% Senior Subordinated Secured Notes due 2007.

        A copy of the press release announcing the tender offer is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 7, 2005
99.2	Press Release, dated June 8, 2005
99.3	Press Release, dated June 7, 2005

Forward Looking Statements Warning

        This filing may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives; our substantial indebtedness, and our inability to complete any efforts to de-lever our balance sheet through asset sales or other transactions; any adverse outcome of the current investigation by the U.S. Attorney's office in Denver into certain matters relating to us; adverse results of increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are the subject of governmental investigations, and, to the extent not covered by insurance, if any, our inability to satisfy any resulting obligations from funds available to us, if any; potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete including the likelihood of certain of our competitors consolidating with other providers or otherwise reorganizing their capital structure to more effectively compete against us; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; and our ability to utilize net operating losses in projected amounts.

        The information contained in this filing is a statement of our present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and our assumptions. We may change our intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in our assumptions or otherwise. The cautionary statements contained or referred to in this filing should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. This filing may include analysts' estimates and other information prepared by third parties for which we assume no responsibility.

        We undertake no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

        By including any information in this Current Report on Form 8-K, we do not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of Qwest Communications International Inc. and Qwest Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.
DATE: June 10, 2005	By:	/s/ STEPHEN E. BRILZ Name: Stephen E. Brilz Title: Assistant Secretary
QWEST CORPORATION
DATE: June 10, 2005	By:	/s/ STEPHEN E. BRILZ Name: Stephen E. Brilz Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 7, 2005
99.2	Press Release, dated June 8, 2005
99.3	Press Release, dated June 7, 2005

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX